Exhibit 99.2

CONSENT OF ROBERT A. STANGER & CO., INC.

Watermark Lodging Trust, Inc.:

We hereby consent to the references to our firm and description of our role in the estimates of the fair market value of the Watermark Lodging Trust’s (the “Company”) mortgage debt encumbering its real estate portfolio as of September 30, 2020 included in this Current Report on Form 8-K, as amended, and incorporated by reference into the Company’s Registration Statement on Form S-3D (File No. 333-219966) and the related prospectus included therein.

By:	/s/ Robert A. Stanger & Co., Inc.
Robert A. Stanger & Co., Inc.